UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1998



                          CONCORD MILESTONE PLUS, L.P.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


            000-16757                                         52-1494615
(Commission File Number)                    (I.R.S. Employer Identification No.)


150 East Palmetto Park Road, 4th Floor, Boca Raton, Florida            33432
-----------------------------------------------------------          -------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's Telephone Number, Including Area Code (561) 394-9260



          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

Concord Milestone Plus, L.P. (the "Partnership"), is engaged in the business of owning and operating three shopping centers. On October 28, 1998, the Partnership dismissed the accounting firm of Deloitte & Touche LLP, which has previously been engaged as the Partnership's independent auditor to audit the Partnership's financial statements. Deloitte & Touche LLP's reports on the Partnership's balance sheets as of December 31, 1997 and 1996, and the related statements of revenues and expenses, partners' capital and cash flows for each of the three years in the period ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion, and such reports were not modified or qualified as to uncertainty, audit scope or accounting principles. Furthermore, during the above mentioned periods and the interim periods ended June 30, 1998 and through the date of this filing, the Partnership had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Partnership has never been advised by the Deloitte & Touche LLP that (a) the internal controls necessary to develop reliable financial statements does not exist; (b) management's representations would no longer be relied on or that the auditors were unwilling to be associated with the financial statements prepared by management; (c) there was a need to expand significantly the scope of the audit, or that any information which had come to its attention that, if further investigated may: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the year ending December 31, 1998, or (ii) cause it to be unwilling to rely on management's representation or to be associated with the registrant's financial statements and (d) information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statement, or (ii) the financial statements issued or to be issued for the year ending December 31, 1998.

The Partnership has provided the above disclosure to Deloitte & Touche LLP, and requested that they furnish the Partnership with a letter addressed to the Securities and Exchange Commission, (the "SEC") stating whether they agree with the above statements. A copy of Deloitte & Touche LLP's letter in response to this request is attached as an exhibit to this report.

On November 2, 1998 the Partnership retained the independent public accounting firm of Ahearn, Jasco + Company, P.A. as its new independent auditors to audit the Partnership's financial statements for the fiscal year ending December 31, 1998. There have been no consultations during the period ended June 30, 1998 through the date of this filing or the years ended December 31, 1997 and 1996 between the Partnership and Ahearn, Jasco + Company, P.A. regarding either the application of accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the financial statements of the Partnership.

The Partnership has provided Ahearn, Jasco + Company, P.A. with a copy of this report, and Ahearn, Jasco + Company, P.A. has reviewed such report prior to its filing with the SEC.

The decision to change accounting firms as the Partnership's independent auditor to audit the Partnership's financial statements was approved by the Audit Committee of the Board of Directors of CM Plus Corporation, General Partner of Concord Milestone Plus, L.P., on October 28, 1998.


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



Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.


         (c)      Exhibits.

         Exhibit Number                     Description

         16.1                               Letter  from  Deloitte & Touche LLP,
                                            dated   November  4,  1998,  to  the
                                            Securities and Exchange Commission.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 4, 1998                        CONCORD MILESTONE PLUS, L.P.
       ----------------                        ----------------------------
                                                               (Registrant)



                                            BY:        CM PLUS CORPORATION
                                                       General Partner



                                            By:        /S/ Patrick Kirse
                                                       Patrick Kirse
                                                        Treasurer and Controller


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